UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2022

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

BLOCK 6,

TRIQ PACEVILLE,

ST. JULIANS STJ 3109

MALTA

(Address of principal executive offices)

356 2713 1276

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC
10.0% Series A Cumulative Redeemable Convertible Preferred Stock	GMBLP	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

December 2022 Offering

On December 21, 2022, Esports Entertainment Group, Inc. (the “Company,” “we,” “our,” and “us”) entered into a securities purchase agreement with an institutional investor (“The SPA”). The SPA relates to an offering of (a) 7,065,000 shares of our common stock (the “Common Stock”), $0.001 par value per share, for a price of $0.0937 per share, directly to the investor and (b) pre-funded warrants to purchase 17,850,000 shares of our Common Stock at a price of $0.0937 per warrant, directly to such investor (the “Pre-funded Warrants”), with all but $0.001 per warrant prepaid to the Company at the closing of the offering. The exercise price of each Pre-funded Warrant is $0.001 per share of Common Stock. The closing of the offering was completed on December 21, 2022.

The Pre-funded Warrants may not be exercised to the extent they cause the purchaser of the Pre-funded Warrants to become a “beneficial owner” of more than 4.99% of our Common Stock for purposes of Section 13(d) of the Securities Exchange Act of 1934 (the “Beneficial Ownership Limitation”). The Beneficial Ownership Limitation may be increased at the discretion of the purchaser of the Pre-funded Warrants to any percentage less than or equal to 9.99% of our Common Stock upon 61 calendar days’ notice or decreased at any time. We do not intend to list the Pre-funded Warrants sold in this offering on any securities exchange or other trading market.

The net proceeds from the issuance and sale of the shares of Common Stock and Pre-funded Warrants, excluding the exercise of the Pre-funded Warrants, was approximately $2,146,686, after deducting the estimated offering expenses payable by us. At the closing of the offering, we remitted to the investor an amount equal to fifty percent (50%) of all the net proceeds from the sale of our common stock and Pre-funded Warrants, or approximately $1,073,343. The amounts remitted to the investor will be applied to accrued interest and future interest payments under the Senior Convertible Note. We will have broad discretion in the use of the remaining net proceeds upon satisfying our obligation to the holder of the Senior Convertible Note and payment of offering expenses, including for working capital and general corporate purposes to support ongoing business operations.

The shares of Common Stock and Pre-funded Warrants sold by us have been registered pursuant to a registration statement on Form S-3 (File No. 333-252370), which the Securities and Exchange Commission (the “Commission”) declared effective on February 5, 2021. A prospectus supplement and accompanying base prospectus relating to the offering were filed with the Commission on December 21, 2022.

The Securities Purchase Agreement contains customary representations and warranties and certain indemnification rights and obligations of the parties.

A copy of the legal opinion of Westward Law Group related to the shares of Common Stock sold in the offering is filed as Exhibit 5.1 hereto. A copy of the legal opinion of Holland & Knight LLP related to the Pre-funded Warrants sold in the offering is filed as Exhibit 5.2 hereto.

Series B Preferred Stock

On December 20, 2022, the Company entered into a Subscription and Investment Representation Agreement with a member of management of the Company, who is an accredited investor (the “Purchaser”), pursuant to which the Company agreed to issue and sell one hundred (100) shares of the Company’s Series B Preferred Stock, par value $0.001 per share (the “Preferred Stock”), to the Purchaser for $10 per share in cash, or $1,000 in the aggregate. The sale closed on December 21, 2022.

On December 21, 2022, the Company filed a certificate of designation (the “Certificate of Designation”) with the Secretary of State of Nevada, effective as of the time of filing, designating the rights, preferences, privileges and restrictions of the shares of Preferred Stock. The Certificate of Designation provides that one hundred (100) shares of Preferred Stock will have 25,000,000 votes each and will vote together with the outstanding shares of the Common Stock as a single class exclusively with respect to any proposal to effect a reverse stock split of the Common Stock. The Preferred Stock will be voted, without action by the holder, on any such proposal in the same proportion as shares of Common Stock are voted. The Preferred Stock otherwise has no voting rights except as otherwise required by the Nevada Revised Statutes.

The Preferred Stock is not convertible into, or exchangeable for, shares of any other class or series of stock or other securities of the Company. The Preferred Stock has no rights with respect to any distribution of assets of the Company, including upon a liquidation, bankruptcy, reorganization, merger, acquisition, sale, dissolution or winding up of the Company, whether voluntarily or involuntarily. The holder of the Preferred Stock will not be entitled to receive dividends of any kind.

The outstanding shares of Preferred Stock shall be redeemed in whole, but not in part, at any time (i) if such redemption is ordered by the Board of Directors in its sole discretion or (ii) automatically upon the effectiveness of stockholder approval of the reverse stock split. Upon such redemption, the holder of the Preferred Stock will receive consideration of $10 per share in cash, or $1,000 in the aggregate.

The foregoing description of the SPA, Pre-funded Warrants, Subscription and Investment Representation Agreement and the Certificate of Designation do not purport to be complete and are qualified in their entirety by reference to the full text of the SPA, form of warrant, Subscription and Investment Representation Agreement and Certificate of Designation, which are filed as Exhibits 10.1, 4.1, 10.2 and 3.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure required by this Item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference. Based in part upon the representations of the Purchaser in the Subscription Agreement, the offering and sale of the Preferred Stock was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03 Material Modifications to Rights of Security Holders

The disclosure required by this Item and included in Item 1.01 of this Current Report is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The disclosure required by this Item and included in Item 1.01 of this Current Report is incorporated herein by reference.

Exhibit Number	Exhibit Description
3.1	Certificate of Designation of Series B Preferred Stock
4.1	Form of Warrant, dated December 21, 2022
5.1	Opinion of Westward Law Group
5.2	Opinion of Holland & Knight LLP
10.1	Securities Purchase Agreement, dated December 21, 2022
10.2	Subscription and Investment Representation Agreement, dated December 20, 2022
23.1	Consent of Westward Law Group (included in Exhibit 5.1)
23.2	Consent of Holland & Knight LLP (included in Exhibit 5.2)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2022

ESPORTS ENTERTAINMENT GROUP, INC.

By:	/s/ Damian Mathews
Name: Title:	Damian Mathews Chief Financial Officer